UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Amendment No. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

POSITRON CORPORATION
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

POSITRON CORPORATION
7715 Loma Ct., Suite A
Fishers, IN 46038

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have authorized the attached Restated Certificate of Formation with New Amendments of the “Company to amend the Company’s Certificate of Formation to increase the number of the Company’s authorized shares of capital stock from 810,000,000 shares to 3,020,000,000 of which 3,000,000,000 shares will be common stock par value $0.01 per share (the “Common Stock”) and 20,000,000 shares will be preferred stock (the “Preferred Stock”) par value $1.00 per share (the  “Amendment).

These actions were approved by written consent on July 15, 2011 by our Board of Directors and a majority of our shareholders in accordance with Article 9.10 of the Texas Business Corporation Act.  Our directors and a majority of shareholders of our outstanding voting capital stock, as of the record date of July 15, 2011 have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.

This Information Statement is first mailed to you on or about _______ ____, 2011 (the “Mailing Date”).  Pursuant to the Texas Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action without a meeting to the shareholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our shareholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.

Please feel free to call us at (317) 576-0183 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
POSITRON CORPORATION

By:	/s/ Patrick G. Rooney
Name: Patrick G. Rooney
Title: Chief Executive Officer

POSITRON CORPORATION
7715 Loma Ct., Suite A
Fishers, IN 46038

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Positron Corporation (the “Company”) in connection with the proposed amendment to the Certificate of Formation of the Company to increase the number of the Company’s authorized shares of capital stock from 810,000,000 consisting of 800,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”) to 3,020,000,000 consisting of (a) 3,000,000,000 shares of Common Stock and (b) 20,000,000 shares of Preferred Stock (the “Amendment”). This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Positron Corporation, a Texas corporation.  The amendment to the Company’s Certificate of Formation is sometimes referred to as the “Amendment”.

SUMMARY OF CORPORATE ACTIONS

On July 15, 2011, our Board of Directors and the holder of a majority of the Company’s Common Stock approved the amendment to the Company’s Certificate of Formation which will authorize the Amendment.  The Amendment was approved by written consent of the shareholders holding approximately 59% of our outstanding voting stock (the “Majority Shareholders”).  Pursuant to Texas Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action without a meeting to the shareholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our shareholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Pursuant to the Texas Business Corporation Act, the Amendment is required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendment. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Article 2.02 of the Texas Business Corporation Act, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of July 15, 2011, there were 787,727,497 issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about _____ __, 2011 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of July 15, 2011 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Pursuant to the Texas Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action without a meeting to the shareholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our shareholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.  Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Texas law.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.           What will I receive if the Amendment is completed?

A.           Nothing.  The Amendment will only modify the Certificate of Formation.

Q.           When do you expect the Amendment to become effective?

A.           The Amendment will become effective upon the filing of the Amendment with the Secretary of State of Texas.  A copy of the Form of the Restated Certificate of Formation with New Amendments is attached to this Information Statement as Exhibit A.  We expect to file the Restated Certificate of Formation with New Amendments with the Secretary of State of Texas no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Texas law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Article 9.10 of the Texas Business Corporation Act, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of majority of the shareholders of the Company’s Common Stock.  On July 15, 2011, our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Amendment.

Effective Time of the Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Restated Certificate of Formation with New Amendments effectuating the creation of the Amendment with the Secretary of State of Texas. The Restated Certificate of Formation with New Amendments will become effective at the close of business on the date the Restated Certificate of Formation with New Amendments is accepted for filing by the Secretary of State of Texas. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of Restated Certificate of Formation with New Amendments is attached to this Information Statement as Appendix A and incorporated herein by reference. The text of the Restated Certificate of Formation with New Amendments is subject to modification to include such changes as may be required by the Secretary of State of Texas to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Texas law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

AMENDMENT TO THE CERTIFICATE OF FORMATION

AMENDMENT TO OUR CERTIFICATE OF FORMATION TO INCREASE OUR AUTHORIZED SHARES OF FROM 810,000,000 TO 3,020,000,000

The Amendment authorizes the increase of the number of the Company’s authorized shares from 810,000,000 consisting of 800,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”) to 3,020,000,000 consisting of (a) 3,000,000,000 shares of Common Stock and (b) 20,000,000 shares of Preferred Stock (the “Amendment”). Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of authorized shares of our capital stock to allow for the issuance of shares of our stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our capital stock will permit our Board of Directors to issue additional shares of our capital stock without further approval of our shareholders, and our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.  Although from time to time we review various transactions that could result in the issuance of shares of our capital stock, we have not reviewed any transaction to date.

We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our Common Stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Certificate of Formation, as amended, authorizes the issuance of 800,000,000 shares of Common Stock, $0.01 par value per share, of which 787,727,497 shares were outstanding on July 15, 2011.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004, (212) 509-4000.

Description of Preferred Stock

The Company’s Certificate of Formation, as amended, authorizes the issuance of 10,000,000 shares of preferred stock from time to time in one or more series.  The Board of Directors is authorized to determine, prior to issuing any such series of preferred stock and without any vote or action by the shareholders, the rights, preferences, privileges and restrictions of the shares of such series, including dividend rights, voting rights, terms of redemption, the provisions of any purchase, retirement or sinking fund to be provided for the shares of any series, conversion and exchange rights, the preferences upon any distribution of the assets of the Company, including in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the preferences and relative rights among each series of preferred stock.  The Board of Directors has designated the following series of preferred stock:

(i)           5,450,000 shares of Series A 8% Convertible Redeemable Preferred Stock (“Series A”), of which 457,599 shares are outstanding.  Holders of the Series A have no voting rights but may vote on a converted basis on any matter requiring shareholder vote.  The Series A is senior to the Company’s Common Stock in liquidation.  While the Series A is outstanding or any dividends thereon remain unpaid, no common stock dividends may be paid or declared by the Company.  The Series A may be redeemed in whole or in part, at the option of the Company, at any time subsequent to March 1998 at a price of $1.46 per share plus any undeclared and/or unpaid dividends to the date of redemption.  Redemption requires at least 30 days advanced notice and notice may only be given if the Company’s common stock has closed above $2.00 per share for the twenty consecutive trading days prior to the notice.

(ii)           9,000,000 shares of Series B Preferred Stock (“Series B”), of which 6,668,444 shares are outstanding.  Holders of the Series B are entitled to 100 votes per share on all matters requiring shareholder vote.  Each share of Series B $1.00 par value is convertible into 100 shares of the Company’s Common Stock. The Series B is senior to the Company’s Common Stock and junior in priority to the Company’s Series A and Series G in liquidation. Holders of the Series B Preferred Stock are entitled to 100 votes per share on all matters requiring shareholder vote.  While the Series B is outstanding, no Common Stock dividends may be paid or declared by the Company.  The Series B may be redeemed in whole or in part, at the option of the Company, at any time at a price of $1.00 per share.

(iii)           840,000 shares of Series C Preferred Stock (“Series C”), of which no shares are outstanding.  Each share of Series C is convertible into a number of shares of the Company’s Common Stock equal $1.00 divided by the conversion price of $0.02.  The Series C is senior to the Company’s Common Stock and junior in priority to the Company’s Series A in liquidation. Holders of the Series C are not entitled to vote on matters requiring shareholder vote but may vote on a converted basis on any matter requiring shareholder vote.  While the Series C is outstanding, no Common Stock dividends may be paid or declared by the Company.  The Series C may be redeemed in whole or in part, at the option of the Company, at any time at a price of $1.00 per share plus any undeclared and/or unpaid dividends to the date of redemption.  Redemption requires at least 30 days advanced notice.

(iv)           1,560,000 shares of Series D Preferred Stock (“Series D”), of which no shares are outstanding.  Each share of Series D is convertible into a number of shares of the Company’s Common Stock equal $1.00 divided by the conversion price of $0.025.  The Series D is senior to the Company’s Common Stock and junior in priority to the Company’s Series A and Series C in liquidation. Holders of the Series D are not entitled to vote on matters requiring shareholder vote but may vote on a converted basis on any matter requiring shareholder vote.  While the Series D is outstanding, no Common Stock dividends may be paid or declared by the Company. The Series D may be redeemed in whole or in part, at the option of the Company, at any time at a price of $1.00 per share plus any undeclared and/or unpaid dividends to the date of redemption.  Redemption requires at least 30 days advanced notice.

(v)           1,200,000 shares of Series E Preferred Stock (“Series E”), of which no shares are outstanding.  Each share of Series E is convertible into a number of shares of the Company’s Common Stock equal $1.00 divided by the conversion price of $0.045454545.  The Series E is senior to the Company’s Common Stock and junior in priority to the Company’s Series A Series C, and Series D in liquidation. Holders of the Series E are not entitled to vote on matters requiring shareholder vote but may vote on a converted basis on any matter requiring shareholder vote.  While the Series E is outstanding, no Common Stock dividends may be paid or declared by the Company. The Series E may be redeemed in whole or in part, at the option of the Company, at any time at a price of $1.00 per share plus any undeclared and/or unpaid dividends to the date of redemption.  Redemption requires at least 30 days advanced notice.

(vi)           600,000 shares of Series F Preferred Stock (“Series F”), of which no shares are outstanding.  Each share of Series F is convertible into a number of shares of the Company’s Common Stock equal $1.00 divided by the conversion price of $0.02.  The Series F is senior to the Company’s Common Stock and junior in priority to the Company’s Series A Series C, Series D and Series E in liquidation. Holders of the Series F are not entitled to vote on matters requiring shareholder vote but may vote on a converted basis on any matter requiring shareholder vote.  While the Series F is outstanding, no Common Stock dividends may be paid or declared by the Company. The Series F may be redeemed in whole or in part, at the option of the Company, at any time at a price of $1.00 per share plus any undeclared and/or unpaid dividends to the date of redemption.  Redemption requires at least 30 days advanced notice.

(vii)           3,000,000 shares of Series G Stock (“Series G”), of which 19,200 shares are outstanding.  Except as required by law and in the case of various actions affecting the rights of the Series G , holders of the Series G are not entitled to vote on matters requiring shareholder vote. Each share of Series G is convertible into 100 shares of common stock. The Series G is senior to the Company's common stock and junior in priority to the Registrant's Series A, C, D, E and F Preferred Stock in liquidation. While the Series G is outstanding or any dividends thereon remain unpaid, no common stock dividends may be paid or declared by the Company. The Series G may be redeemed in whole or in part, at the option of the Company, at any time at a price of $5.00 per share plus any undeclared and/or unpaid dividends to the date of redemption.

(viii)           100,000 Series S Convertible Preferred Stock (“Series S”), of which 100,000 shares are outstanding.  Holders of the Series S are entitled to 10,000 votes per share on all matters requiring shareholder vote.  Each share of Series S, $1.00 par value per share, is convertible into 10,000 shares of the Company’s Common Stock, subject to adjustment.  The Series S is senior to the Company’s Common Stock and junior in priority to the Company’s Series A, Series B and Series in liquidation.  While Series S is outstanding no Common Stock dividends may be paid or declared by the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 2, 2011 with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

Name of Beneficial Owner		Title of Class	Beneficial Ownership (a)	Number of Shares Subject to Options, Warrants and Convertible Preferred Stock Exercisable	Percent of Class (b)
Solaris Opportunity Fund, L.P.	(c)	Common	5,300,000	0	59.01%
		Series B Preferred	1,142,741.4	114,274,140
		Series S Preferred	100,000	1,000,000,000
Imagin Diagnostic Centres, Inc.	(d)	Common	750,000	0	28.55%
		Series B Preferred	3,347,502	334,750,200
Joseph G. Oliverio	(e)	Common	0	55,000,000	6.57%
Patrick G. Rooney	(f)	Common	0	1,189,574,140	60.47%
Corey N. Conn	(g)	Common	0	55,000,000	6.57%
Timothy M. Gabel	(h)	Common	0	36,500,000	4.46%
Sachio Okamura	(i)	Common	0	2,500,000	* %
Dr. Anthony C. Nicholls	(j)	Common	0	1,500,000	* %
All Directors and Executive Officers as a Group		Common	0	1,340,074,140	63.42%

*   Does not exceed 1% of the referenced class of securities.

(a)              Security ownership is direct unless indicated otherwise.  Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and/or information made known to the Company.

(b)              For each shareholder, the calculation of beneficial ownership is based upon 782,727,497 shares of Common Stock outstanding as of December 31, 2010 and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights.  Each share of Series A Preferred Stock converts into one fully paid and non-assessable shares of Common Stock.  Each share of Series B Convertible Preferred Stock converts into one hundred (100) shares of Common Stock.  Each share of the Series S Convertible Preferred Stock converts into the number of Series S Preferred shares converted multiplied by Ten Thousand (10,000).

(c)              Includes 5,300,000 shares owned directly, 114,274,140 shares issuable upon full conversion of 1,142,741.4 shares of Series B Preferred Stock and 1,000,000,000 shares issuable upon full conversion of 100,000 shares of Series S Preferred Stock. The address for Solaris Opportunity Fund, L.P. is 700 Commerce Drive, Suite 500, Oak Brook, Illinois 60523.  Patrick G. Rooney holds voting and dispositive power for Solaris Opportunity Fund, L.P.

(d)              Includes 750,000 shares owned directly, and 334,750,200 shares issuable upon full conversion of 3,347,502 shares of Series B Preferred Stock.  The address for IMAGIN Diagnostic Centres, Inc. (“IDC”) is 3014 - 610 Granville St., Vancouver, British Columbia, V6C 3T3, Canada. Patrick J. Rooney, is the principal officer of IDC and holds voting and dispositive power over the securities held by IDC.

(e)              Includes 55,000,000 shares of Common Stock issuable upon full conversion of 550,000 Series B shares that may be acquired by Mr. Oliverio pursuant to stock options that are exercisable until December 31, 2013.
(f)              Includes 70,000,000 shares of Common Stock issuable upon full conversion of 700,000 Series B shares that may be acquired by Mr. Rooney pursuant to options that are exercisable until December 31, 2013.  Also includes 1,119,574,140 shares of common stock held by or convertible to by Solaris Opportunity fund, L.P. (“Solaris”), over which Mr. Rooney holds voting and dispositive power.  Mr. Rooney disavows beneficial ownership over any securities held by Solaris.

(g)              Includes 55,000,000 shares of Common Stock issuable upon full conversion of 550,000 Series B shares that may be acquired by Mr. Conn pursuant to stock options that are exercisable until December 31, 2013.

(h)              Includes 36,500,000 shares of Common Stock issuable upon full conversion of 365,000 Series B shares that may be acquired by Mr. Gabel pursuant to stock options that are exercisable until December 31, 2013.

(i)              Includes 2,500,000 shares of Common Stock issuable upon full conversion of 25,000 Series B shares that may be acquired by Mr. Okamura pursuant to stock options that are exercisable until December 31, 2013.

(j)              Includes 1,500,000 shares of Common Stock issuable upon full conversion of 15,000 Series B shares that may be acquired by Dr. Nicholls pursuant to stock options that are exercisable until December 31, 2013.

The address for all officers and directors of the Company is 7715 Loma Ct. Suite A, Fishers, IN. 46038.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0000844985 and contain important information about The Company and its finances, are incorporated into this Information Statement:

• Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 was filed with the Commission on March 31, 2011.

• Our Quarterly Reports on Form 10-Q filed for the quarters ending March 31, 2010, June 30, 2010, September 30, 2010 and March 31, 2011 were filed on May 20, 2010, August 23, 2010, November 15, 2010 and June 29, 2011 respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

POSITRON CORPORATION
December 2, 2011
	By:	/s/ Patrick G. Rooney
Name: Patrick G. Rooney
Title: Chief Executive Officer

APPENDIX A

RESTATED CERTIFICATE OF FORMATION WITH NEW AMENDMENTS
OF
POSITRON CORPORATION
a Texas Corporation

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
POSITRON CORPORATION

ARTICLE I.

The name of the corporation is Positron Corporation.

ARTICLE II.

The period of its duration is perpetual.

ARTICLE III.

The purpose for which the corporation is organized is to transact any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

ARTICLE IV.

The total number of shares of all classes of stock that the corporation shall be authorized to issue is 3,020,000,000 shares, of which 3,000,000,000 shares of common stock par value $0.01 per share (“Common Stock”) and (b) 20,000,000 shares of preferred stock, par value $1.00 per share (“Preferred Stock”) of which 5,450,000 have been designated as Series A Preferred Stock, 840,000 shares have been designated as Series C Preferred Stock, 1,560,000 shares have been designated as Series D Preferred Stock, 1,200,000 shares have been designated as Series E Preferred Stock, 600,000 shares have been designated as Series F Preferred Stock, and 3,000,000 shares have been designated as Series G Preferred Stock.

A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as follows:

A.           PREFERRED STOCK

1.           Issuance in Series. The Preferred Stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend and the terms and conditions including the relative rights of priority, if any, of payment of dividends; (b) the price at and the terms and conditions including the relative rights of priority, if any, on which shares may be redeemed; (c) the amount payable including the relative rights of priority, if any, upon shares in event of involuntary liquidation; (d) the amount payable including the relative rights of priority, if any, upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; (g) the nature of any dividends, whether cumulative, noncumulative or otherwise; (h) the repurchase obligations including the relative rights of priority, if any, of the corporation with respect to such shares; and (i) voting rights. The board of directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. Attached hereto as Exhibits A, B, C, D, E, and F are the Statements of Designation for the Series A, C, D, E, F, and G Preferred Stock, respectively.

2.           Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the board of directors, out of any funds legally available for the payment thereof, dividends subject to the terms and conditions including the relative rights of priority, if any, and at the rate theretofore fixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more.

3.           Preferences on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose and subject to the terms and conditions including the relative rights of priority, if any, set forth in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

B.           COMMON STOCK

1.           Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article IV or to any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

2.           Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held.

C.           PROVISIONS APPLICABLE TO ALL CLASSES

1.           No Preemptive Rights. No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

2.           Cumulative Voting. No shareholder of the corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

3.           Authority to Purchase own Shares. The corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor."

ARTICLE V.

The corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than One Thousand Dollars ($1,000.00) consisting of money, labor done or property actually received.

ARTICLE VI.

The street address of the corporation's registered office is 7715 Loma Ct. Suite A, Fishers, IN 46038 , and the name of its registered agent at such address is Patrick G. Rooney.

ARTICLE VII.

The number of directors constituting the Board of Directors is currently six, and the names and addresses of the persons who are directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

Name	Address

Patrick G. Rooney	7715 Loma Ct. Suite A, Fishers, IN 46038

Sachio Okamura	7715 Loma Ct. Suite A, Fishers, IN 46038

Joseph G. Oliverio	7715 Loma Ct. Suite A, Fishers, IN 46038

Corey Conn	7715 Loma Ct. Suite A, Fishers, IN 46038

Timothy M. Gabel	7715 Loma Ct. Suite A, Fishers, IN 46038

Scott Stiffler	7715 Loma Ct. Suite A, Fishers, IN 46038

ARTICLE VIII

No contract or other transaction between the corporation and any other person (as used herein the term "person" means an individual, firm, trust, partnership, association, corporation, or other entity) shall be affected or invalidated by the fact that any director of the corporation is interested in or is a member, director, or an officer of, such other person, and any director may be a party to or may be interested in any contract or transaction of the corporation or in which the corporation is interested; and no contract, act or transaction of the corporation with any person shall be affected or invalidated by the fact that any director of the corporation is a party to, or interested in, such contract, act or transaction, or in any way connected with such person. Each and every person who may become a director of the corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any person in which he may in any way be interested, provided that the fact of such interest shall have been disclosed to, or shall be known by, the other directors or the shareholders of the corporation, as the case may be, acting upon or with reference to such act, contract or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the corporation upon such act, contract or transaction.

ARTICLE IX.

A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) for any act or omission for which the liability of the director is expressly provided for by statute or (v) for any act related to an unlawful stock repurchase or payment of a dividend. If either the Texas Business Corporation Act, the Texas Miscellaneous Corporations Laws Act or any other applicable Texas statute hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on liability provided herein, shall be limited to the fullest extent permitted by such amended act. Any repeal or modification of this Article X by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or modification.

ARTICLE X

Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holder of holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

EXHIBIT A

STATEMENT OF DESIGNATION ESTABLISHING
SERIES A 8% CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK
OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A.           The name of the corporation is Positron Corporation (the "Company").

B.           The following resolution, establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on February 28, 1996.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 5,450,000 shares of Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), of the Company, and the designation, amount and stated value of such series of Preferred Stock and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.           Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series A 8% Cumulative Convertible Redeemable Preferred Stock" (the "Series A Preferred Stock") which shall consist of a maximum of 5,450,000 shares of such Series A Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

2.           Rank. All shares of the Series A Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per stare (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior; to the Series A Preferred Stock both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stack and any other capital stock being herein referred to as "Junior Stock").

3.           Dividends.

(a)           The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.1064 per share (the "Annual Dividend Rate") unless otherwise adjusted pursuant to paragraph (b) of this Section 3. Such dividends shall cumulate from the date issued and be paid when, as and if declared, semi-annually on January 1 and July 1, each year commencing on July 1, 1996 (each of such dates being a "Series A Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series A Dividend Period") to the shareholders of record of Series A Preferred Stock on the respective date, not exceeding 15 days preceding such Series A Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series A Preferred Stock may be made, in the sole discretion of the Board of Directors of the Company, in cast or in additional fully paid and nonassessable shares of Series A Preferred Stock at a rate of one share of Series A Preferred Stock for each $1.33 of such dividend not paid in cash and the issuance of such additional shares (notwithstanding the amount of net proceeds received with respect to Fractional Series A Preferred Shares (as defined in subparagraph (b) described below) shall constitute full payment of such dividend. The amount of dividends payable on shares of Series A Preferred Stock for each Series A Dividend Period shall be computed by dividing by two the annual rate per share set forth in this subparagraph (a). The amount of dividends payable for the initial dividend period and any period shorter that a 180-day Series A Dividend Payment Period shall be computed on the basis of a 360-day year of twelve 30-day months.

(b)           The Annual Dividend Rate may be adjusted in the event that the registration statement, which the Company shall cause to be filed with the Securities and Exchange Commission registering for resale the shares of Common Stock into which the share of Series A Preferred Stock are convertible (pursuant to Section 5 herein) pursuant to the terms of each Subscription Agreement entered into between the Company and each holder of Series A Preferred Stock, shall not have been declared effective within 105 days after the Final Closing Date (as herein defined). The Annual Dividend Rate shall increase 50.00133 per day for each day commencing 106 days after the Final Closing Date that such registration statement has not been declared effective by the Securities and Exchange Commission. For purposes of this resolution, the "Final Closing Date" shall be the earlier of (i) the last closing of the sale of shares of Series A Preferred Stock and (ii) June 30, 1996.

(c)           All dividends paid in additional shares of Series A Preferred Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. The Company may, in its sole discretion, elect to issue certificates representing fractions of a share of Series A Preferred Stock (the "Fractional Series A Preferred Shares") on payment of any dividend for any Series A Dividend Period in additional shares of Series A Preferred Stock. Any such Fractional Series A Preferred Shares shall be rounded to the nearest 1/100th of a percent. The Company ,may, in its sole discretion, elect to pay cash in lieu of paying a Fractional Series A Preferred Share, such cash payment made in lieu of such Share$ to be rounded to the nearest cent. All shares of Series A Preferred Stock which may be issued as a dividend with respect to the Series A Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable. Each Fractional Series A Preferred Share outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series A Preferred Stock pursuant to this Section 3.

(d)           Dividends on any share of Series A Preferred Stock issued as dividends on any share of Series A Preferred Stock shall be fully cumulative and shall accrue (whether or not declared) from the date of their original issuance. Accumulated unpaid dividends for any past Series A Preferred Dividend Periods may be declared by the Board of Directors of the Company and paid on any date fixed by the Board of Directors of the Company, whether or not a regular Series A Preferred Dividend Payment Date, to holders of record on the books of the Company on such record date as may be fixed by the Board of Directors of the Company. Holders of Series A Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(e)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series A Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(f)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series A Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series A Preferred Stock as to such distributions being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series A Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(g)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series A Preferred Stock (any such class or series of the Company's capital stock being, herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates tin which dividends are paid on the Series A Preferred Stock. All dividends paid or declared and set apart for payment on the Series A Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series A Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series A Preferred Stock and the Parity Dividend Stock bear to each other.

(h)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series A Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or aeries of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series A Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that thee restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely] for Junior Stock.

(i)           Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

4.           Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or Set apart for the holders of Junior Stock, the holders of the Series A Preferred Stock shall be entitled to receive in immediately available funds $1.33 per share of Series A Preferred Stock, plus an amount equal to all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series A Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Stock and any such other Parity, Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)           Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

(c)   For purposes of this Section 4, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

5.           Conversion.

(a)           Right of Conversion. After the initial issuance of the Series A Preferred Stock, each share of Series A Preferred Stock shall be convertible at the option of the holder thereof, at any time prior Ito the close of business on the fifth business day prior to the date fixed for redemption of such share as herein provided, into fully paid and nonassessable shares of Common Stock, at the rate of that number of shares of Common Stock for each full share of Series A Preferred Stock that is equal to $1.33 divided by the conversion price applicable per share of Common Stock, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this Section 5. For purposes of this resolution, the "conversion price" applicable per share of Common Stock shall initially be equal to $1.33 and shall be adjusted from time to time in accordance with the provisions of this Section 5.

(b)           Conversion Procedures. Any holder of shares of Series A Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such share$ of Series A Preferred Stock at the office of the transfer agent for the Series A Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in Blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series A Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 5(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series A Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series A Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series A Preferred Stock a holder of Series A Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series A Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing sharer of Series A Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such hares of Series A Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 5(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)           Adjustment of Conversion Price. The conversion price at which a share of Series A Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)           If the Company shall (A) pay a dividend or make a distribution on its stock in Common Stock or any security convertible into or exchangeable for Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock, into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, then the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the business day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of such securities that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series A Preferred Stock had been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the business date next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the business date next following the effective date in the case Of a subdivision, combination or reclassification. The provision of this subparagraph (i) shall not be applicable to any transaction for which an adjustment is otherwise provided under this Section 5(c).

(ii)           In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, right or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price a fraction of which the numerator shall be the number pf shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subparagraph (ii) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

(iii)           If the Company shall, at any time or from time to time after the date hereof, issue, or be deemed to have issued pursuant to the provisions of this subparagraph (iii), any additional shares of Common Stock at a price per share, before deduction of any discounts, commissions, fees and other expenses of issuance and marketing, which is less than the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) immediately prior to such issue, then the conversion price shall immediately be reduced in accordance with the following formula:

C1 = C ×	(O + M)P
A

where:

C1	=	the adjusted conversion price.

C	=	the current conversion price.

O	=	the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.

P	=	the aggregate consideration received for the issuance of such additional shares.

M	=	the current market price per share of Common Stock on the date of issuance of such additional shares.

A	=	the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

For purposes of this subparagraph (iii), the issuance by the Company of warrants, options, or other rights to acquire Common Stock or any securities or instruments convertible directly or indirectly into or exchangeable or exercisable for Common Stock (collectively, "Equity Securities"), other than Exempted Securities (as herein defined), shall be deemed to involve the immediate issuance by the Company of the maximum number of shares of Common Stock issuable upon full exercise or conversion of such Equity Securities for a consideration equal to the minimum aggregate consideration receivable by the Company upon issuance of such Equity Securities and full conversion or exercise thereof, and the shares of Common Stock deemed to be so issued shall thereafter be deemed to be outstanding as long as the Equity Securities which provide the right to acquire such shares remains outstanding. Any direct or indirect reduction in the exercise or conversion price of outstanding Equity Securities shall be deemed a new issuance of such Equity Securities to the extent of such reduction. However, in the event that any Equity Securities have been issued by the Company which have resulted in an adjustment in the conversion price pursuant to this subparagraph (iii), and such Equity Securities have not been exercised prior to the expiration of such Equity Securities, then the conversion price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this subparagraph (iii) after the issuance of such Equity Securities) had the adjustment of the conversion price made upon the issuance of such Equity Securities been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Equity Securities actually exercised. For purposes of this subparagraph (iii), if shares are issued for consideration all or part of which is other than cash, the amount of such non-cash consideration shall be deemed to be the value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). The provisions of this subparagraph (iii) shall not be applicable to any issuance for which an adjustment is otherwise provided under Section 5(c) or to any issuance of Common Stock upon actual exercise or actual conversion of any Equity Securities if the conversion price was fully and properly adjusted at the time such Equity Securities were issued (or, if no such adjustment was required hereunder). The term "Exempted Securities" means (A) the Common Stock issuable upon the conversion of the Series A Preferred Stock, (B) the Common Stock issuable upon the exercise of the Redeemable Common Stock Purchase Warrants (the "Warrants") being offered by the Company in connection with the Series A Preferred Stock, (C) the Common Stock issuable upon the exercise of the Warrants to be issued to Josephthal Lyon & Ross Incorporated pursuant to that certain letter dated February 23, 1996, (D) the Common Stock issuable upon the exercise of the warrants to be issue to Spencer Trask Securities Incorporated pursuant to that certain Placement Agency Agreement dated February 13, 1996, (E) Series A Preferred Stock issued by the Company pursuant to Section 3, (F) title Common Stock issuable pursuant to the conversion or exercise of all Equity Securities outstanding prior to March 1, 1996; (G) the Common stock issuable upon the exercise of that certain warrant to purchase 67,500 shares of Common Stock to be issued to Um-Tech, Ltd. in connection with the Modification of the terms and provisions of its outstanding loan to the Company, and (H) the issuance or sale of Common Stock upon the exercise of options granted pursuant to any of the Company's stock option plans in effect as of February 29, 1996, whether or not such options are outstanding as of such date.

(iv)           Subject to the last sentence of this subparagraph (iv), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, share of any class or series of capital stock, cash or assets (including securities, but excluding any rights, or warrants referred to in subparagraph (ii) of this Section 5(c), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (i) of this Section 5(c)), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the *version price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (iv) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock pursuant to subparagraph (vii) of this Section 5(c). For purposes of this subparagraph (iv), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase share$ of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock or such rights or warrants (making any conversion price reduction required by this subparagraph (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (i) or (ii) of this Section 5(c), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph (iv) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or to exchange such Rights," "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of subparagraphs (i) and (ii) of this Section 5(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (i) of this Suction 5(c)).

(v)           In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding any such cash dividend if the amount thereof per share of Common Stock multiplied by four does not exceed 15% of the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day (as defined in Section 5(h)) next preceding the date of declaration of such dividend), the conversion price `shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (v) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed; for the payment of such distribution less the amount of cash so distributed and not excluded as provided above applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

(vi)           In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day (as defined in Section 5(h)) next succeeding the Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (vi) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

(vii)           For the purpose of any computation under subparagraph (ii), (iii), (iv) and (v) of this Section 5(c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices (as defined in Section 5(h)) for-the five consecutive Trading Days prior to and including the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to subparagraph (i), (ii), (iii), (iv), (v) or (vi) above ("Other Event") occurs after the third Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Evens"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such Other Event, (2) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion rice is so required to be adjusted as a result of such Other Event, (3) if the "ex" date of any Other Event occurs on the "ex" date for the Currant Event, one of those events shall be deemed for purposes of clauses (1) and (2) of this proviso to hays an "ex" date occurring prior to the "ex" date for the other event, and (4) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (iv) or (v) of this Section 5(c), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the rights, warrants, evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock. For the purpose of any computation under subparagraph (vi) of this Section 5(c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for such date in question and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the conversion price pursuant to subparagraph (i), (ii), (iii), (iv), (v) or (vi) above occurs after the Expiration Time for the tender or exchange offer requiring such computation and or prior to the second Trading Day following the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date an which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any Wilder or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

(viii)           The Company may make such reductions in the conversion price, in addition to those required by subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of this Section 5(c), as it considers to be advisable to avoid or diminish an income tax to holders of Common Stock or rights to purchase Coalition Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least twenty days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall conclusive. Whenever the conversion price is reduced pursuant to the preceding sentence, the Com any shall mail to holders of record of the Series A Preferred Stock a notice of the reduction at least fifteen days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

(ix)           No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this subparagraph (ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(x)           Whenever the conversion price is adjusted as herein provided:

(1)           the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Company's independent auditors setting forth the adjusted conversion price; and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent for the Series A Preferred Stock; and

(2)           a notice stating the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required such notice shall be mailed by the Company to all record holders of shares of Series A Preferred Stock at their last addresses as they shall appear upon the stock transfer books of the Company.

(d)           No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one certificate evidencing shares of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full share issuable upon conversion thereof shall be computed on the basis of the aggregate number of share; of Series A Preferred Stock so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Series A Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on the; Nasdaq National Market System, shall be the reported last sale price regular way on the Nasdaq National Market System, or so long as the Common Stock is traded on the over-the-counter market, shall lie the closing bid regular way, at the close of business on the day of conversion).

(e)           Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including without limitation any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all of substantially all of the assets of the Company or any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash Or other property, then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock of the Company into which such share of Series A Preferred Stock could have been converted immediately prior to such transaction. The Company or the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Company's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The above provisions shall similarly apply to successive transactions of the foregoing type.

(f)           Reservation of Shares, Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Company shall from time to time, in accordance with the laws of the State of Texas, increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then-outstanding shares of Series A Preferred Stock.

(g)           Prior Notice of Certain Events. In case:

(i)           the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend pays le in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)           the Company shall authorize the granting to all holders of Common Stock of rights, or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

(iii)           of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a partly and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series A Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(h)           Definitions. The following definitions shall apply to terms used in this Section 5:

(i)           "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the common stock in each case on the Nasdaq National Market System, or, if the common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which the common stock is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the common stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting services, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

(ii)           "Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determined the Closing Price.

(i)           Dividend or Interest Reinvestment Plans. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Series A Preferred Stock was first designated, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the conversion price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Section 5. If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value to holders of Series A Preferred Stock.

(j)           Certain Additional Wall. In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 5(c)(iv) or 5(c)(v) (including, without limitation, dividends or distributions referred to in the last sentence of Section 5(c)(iv)), the holder of each Share of Series A Preferred Stock, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which such share of Series A Preferred Stock is converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so converting, the Company may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Company, pay such holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution attic Board of Directors). If any conversion of a share of Series A Preferred Stock described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder oldie share of Series A Preferred Stock so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets; to which such holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is thug traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

6.           Redemption.

(a)           Optional Redemption. The shares of Series A Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part, subsequent to the second anniversary of the Final Closing Date, at a redemption price per share, payable in cash, equal to $1.46 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared. The Company shall, by written notice mailed at least 30 calendar days after the Final Closing Date, give notice to each holder of Series A Preferred Stock of the Final Closing Date.

In the case of redemption of less than all of the then outstanding shares of Series A Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series A Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series A Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)           Redemption Procedure. With respect to any redemption of shares of Series A Preferred Stock provided for in this Section 6, a notice of redemption of shares of Series A Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series A Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series A Preferred Stock, provided., however, that such Redemption Notice may only be given if, for the 20 consecutive trading days preceding the notice, the closing price for the Company's Common Stock (if then listed on the Nasdaq National Market) or the closing bid for the Common Stock (if then trading on the over-the-counter market) is in excess of $2.00 per share, such $2.00 closing price or closing bid price .to be proportionately adjusted if the Conversion Price is adjusted pursuant to Section 5 herein. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series A Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series A Preferred Stock), (iii) the redemption price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(c)           Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series A Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

(d)           On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series A Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. The Company may elect not to issue fractional shares or scrip representing fractions of shares of Series A Preferred Stock upon redemption of less than all shares of Series A Preferred Stock. Instead of any fractional interest in a share of Series A Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series A Preferred Stock, the Company may elect to pay to the holder of such share an amount in cash based upon $1.46 plus accumulated dividends.

(e)           Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the; Series A Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series A Preferred Stock which were to be redeemed, then Section 7 shall apply and the certificates representing shares not redeemed pursuant to Section 7 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series A Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series A Preferred Stock.

7.           Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series A Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series A Preferred Stock pro rata.

8.           Shares to Be Retired. All shares of Series A Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

9.           Voting Rights.

(a)           With respect to all matters submitted to a vote of the Company's common stockholders, each share of the Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the umber of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock could be converted from time to time. In such case, the holders of Common Stock and Series A Preferred Stock shall vote together as one class and the shares of Common Stock into which such shares of Series A Preferred Stock could be converted shall be deemed to be outstanding for all purposes.

(b)           So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the articles of incorporation of the Company, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series A Preferred Stock (each such share being entitled to one vote), at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)           Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series A Preferred Stock; or

(ii)           A share exchange that affects the Series A Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)           The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series A Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series A Preferred Stock at the time outstanding in accordance with the term hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series A 8% Cumulative Convertible Redeemable Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the ;name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: February 28, 1996	By:	/s/ Gary B. Wood, Ph.D.
Gary B. Wood, Ph.D.
Chairman of the Board

EXHIBIT B

AMENDMENT TO STATEMENT OF DESIGNATION SERIES C PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of amending the designations, preferences, limitations, and relative rights of the Series C Preferred Stock of Positron Corporation:

A.           The name of the corporation is Positron Corporation (the "Company").

B.           The Board of Directors by resolution duly adopted on May 4, 2004, established and designated the Series C Preferred Stock of the Company and filed such Statement of Designation with the Secretary of State of Texas;

C.           No shares of the Series C Preferred Stock have been issued;

D.           The following resolution was adopted by the Board of Directors of the Company on October 3, 2005 and was adopted by all necessary action on the part of the Company:

WHEREAS, the Board of Directors, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 840,000 shares of Preferred Stock, par value $1.00 per share, designated Series C Preferred Stock of the Company (the "Series C Preferred Stock");

WHEREAS, the Board of Directors believes it is in the best interests of the Company to amend the voting powers and preferences of the Series C Preferred Stock;

RESOLVED, that Section 10 of the Series C Preferred Stock Statement of Designation is hereby deleted in its entirety and replaced by the following:

10.           Voting Rights.

Each share of Series C Preferred Stock shall be entitled to 130 votes. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

FURTHER RESOLVED, that the form, terms and provisions of this Amendment to the Statement of Designation Establishing the Series C Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Amendment to the Series C Statement of Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Amendment to the Series C Statement of Designation;

POSITRON CORPORATION

Date: October 3, 2005	By:	/s/ Patrick G. Rooney

STATEMENT OF DESIGNATION ESTABLISHING
SERIES C PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A.   The name of the corporation is Positron Corporation (the "Company").

B.   The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on May 4, 2004.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 840,000 shares of Preferred Stock, par value $1.00 per share, designated Series C Preferred Stock of the Company (the "Series C Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.           Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The Nasdaq Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.           Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series C Preferred Stock" (the "Series C Preferred Stock") which shall consist of a maximum of 840,000 shares of such Series C Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.           Rank. All shares of the Series C Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series C Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, being herein referred to as "Junior Stock"). The Series C Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock.

4.           Dividends.

(a)           The holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st, of each year commencing on May 21, 2005 (each of such dates being a "Series C Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series C Dividend Period") to the shareholders of record of Series C Preferred Stock on the respective date, not exceeding 15 days preceding such Series C Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series C Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series C Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.012 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series C Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

(b)           All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series C Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series C Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)           Holders of Series C Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series C Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series C Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series C Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series C Preferred Stock as to such distributions other than the Series A Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series C Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series C Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series C Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series C Preferred Stock. All dividends paid or declared and set apart for payment on the Series C Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series C Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series C Preferred Stock and the Parity Dividend Stock bear to each other.

(g)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series C Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series C Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)           Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.           Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series C Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series C Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series C Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)           Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series C Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

(c)           For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.           Conversion.

(a)           Right of Conversion. After the initial issuance of the Series C Preferred Stock each share of Series C Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series C Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.02 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)   Conversion Procedures. Any holder of shares of Series C Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series C Preferred Stock at the office of the transfer agent for the Series C Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series C Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series C Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series C Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series C Preferred Stock a holder of Series C Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series C Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series C Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series C Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series C Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)           Adjustment of Conversion Price. The conversion price at which a share of Series C Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)           Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)           declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)           subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)           combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series C Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series C Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series C Preferred Stock shall be made whenever any events specified above shall occur.

(ii)           Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series C Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)           Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series C Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)           such adjustments and readjustments,

(2)           the conversion price for the Series C Preferred Stock then in effect, and

(3)           the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series C Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The Nasdaq Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

(e)           Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series C Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series C Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series C Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series C Preferred Stock, the holders of such shares of Series C Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)           Prior Notice of Certain Events. In case:

(i)           the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)           the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)           of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series C Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.           Redemption.

(a)           Optional Redemption. The shares of Series C Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series C Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series C Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series C Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)           Redemption Procedure. With respect to any redemption of shares of Series C Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series C Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series C Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series C Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series C Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series C Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)           Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series C Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

(d)           On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series C Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series C Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series C Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

(e)           Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series C Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series C Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series C Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series C Preferred Stock.

8.           Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series C Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series C Preferred Stock pro rata.

9.           Shares to Be Retired. All shares of Series C Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.           Voting Rights.

(a)           Subject to Section 10(b) below, shares of Series C Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)           Notwithstanding the foregoing, so long as any shares of Series C Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series C Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)           Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers, (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series C Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series C Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series C Preferred Stock; or

(ii)           A share exchange that affects the Series C Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)           The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series C Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series C Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series C Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series C Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: May 21, 2004	By:	/s/ Gary H. Brooks
Gary H. Brooks
President

EXHIBIT C
STATEMENT OF DESIGNATION ESTABLISHING
SERIES D PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A.           The name of the corporation is Positron Corporation (the "Company").

B.           The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on May 4, 2004.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 1,560,000 shares of Preferred Stock, par value $1.00 per share, designated Series D Preferred Stock of the Company (the "Series D Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.           Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.           Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series D Preferred Stock" (the "Series D Preferred Stock") which shall consist of a maximum of 1,560,000 shares of such Series D Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.           Rank. All shares of the Series D Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series D Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock") and Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock and Series C Preferred Stock, being herein referred to as "Junior Stock"). The Series D Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock and Series C Preferred Stock.

4.           Dividends.

(a)           The holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st of each year commencing on May 21, 2005 (each of such dates being a "Series D Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series D Dividend Period") to the shareholders of record of Series D Preferred Stock on the respective date, not exceeding 15 days preceding such Series D Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series D Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series D Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.015 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series D Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

(b)           All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series D Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series D Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)          Holders of Series D Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series D Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock and Series C Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series D Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series D Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series D Preferred Stock as to such distributions other than the Series A Preferred Stock and Series C Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series D Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series D Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series D Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series D Preferred Stock. All dividends paid or declared and set apart for payment on the Series D Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series D Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series D Preferred Stock and the Parity Dividend Stock bear to each other.

(g)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series D Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series D Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)           Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.           Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock then Series C Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series D Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series D Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series D Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series D Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)           Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series D Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series D Preferred Stock shall not be entitled to share therein.

 (c)           For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.           Conversion.

(a)           Right of Conversion. After the initial issuance of the Series D Preferred Stock each share of Series D Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series D Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.025 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)           Conversion Procedures. Any holder of shares of Series D Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series D Preferred Stock at the office of the transfer agent for the Series D Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series D Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series D Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series D Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series D Preferred Stock a holder of Series D Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series D Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series D Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series D Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series D Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)           Adjustment of Conversion Price. The conversion price at which a share of Series D Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)           Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)           declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)           subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)           combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series D Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series D Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series D Preferred Stock shall be made whenever any events specified above shall occur.

(ii)           Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series D Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)           Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series D Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)           such adjustments and readjustments,

(2)           the conversion price for the Series D Preferred Stock then in effect, and

(3)           the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series D Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

(e)           Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series D Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series D Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series D Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series D Preferred Stock, the holders of such shares of Series D Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)           Prior Notice of Certain Events. In case:

(i)           the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)          the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)         of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)        of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series D Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.           Redemption.

(a)           Optional Redemption. The shares of Series D Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series D Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series D Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series D Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)           Redemption Procedure. With respect to any redemption of shares of Series D Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series D Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series D Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series D Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series D Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series D Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)           Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series D Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D Preferred Stock.

(d)           On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series D Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series D Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series D Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

(e)           Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series D Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series D Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series D Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series D Preferred Stock.

8.           Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series D Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series D Preferred Stock pro rata.

9.           Shares to Be Retired. All shares of Series D Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.           Voting Rights.

(a)           Subject to Section 10(b) below, the shares of Series D Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series D Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)           Notwithstanding the foregoing, so long as any shares of Series D Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series D Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)           Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series D Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series D Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series D Preferred Stock; or

(ii)           A share exchange that affects the Series D Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)           The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series D Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series D Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series D Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series D Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: May 21, 2004	By:	/s/ Gary H. Brooks
Gary H. Brooks
President

EXHIBIT D
STATEMENT OF DESIGNATION ESTABLISHING
SERIES E PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A.           The name of the corporation is Positron Corporation (the "Company").

B.           The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company as of February 28, 2005.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 1,200,000 shares of Preferred Stock, par value $1.00 per share, designated Series E Preferred Stock of the Company (the "Series E Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.           Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.           Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series E Preferred Stock" (the "Series E Preferred Stock") which shall consist of a maximum of 1,200,000 shares of such Series E Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.           Rank. All shares of the Series E Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series E Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), and Series D Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock") both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock being herein referred to as "Junior Stock"). The Series E Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

4.           Dividends.

(a)           The holders of shares of Series E Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st of each year commencing on May 21, 2006 (each of such dates being a "Series E Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series E Dividend Period") to the shareholders of record of Series E Preferred Stock on the respective date, not exceeding 15 days preceding such Series E Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series E Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series E Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.05 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series E Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

 (b)           All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series E Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series E Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)           Holders of Series E Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series E Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series E Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series E Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series E Preferred Stock as to such distributions other than the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series E Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series E Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series E Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series E Preferred Stock. All dividends paid or declared and set apart for payment on the Series E Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series E Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series E Preferred Stock and the Parity Dividend Stock bear to each other.

 (g)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series E Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series E Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)           Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.           Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock then Series C Preferred Stock and then the Series D Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series E Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series E Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series E Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series E Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)           Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series E Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series E Preferred Stock shall not be entitled to share therein.

(c)           For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.           Conversion.

(a)           Right of Conversion. After the initial issuance of the Series E Preferred Stock each share of Series E Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series E Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.045454545 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)           Conversion Procedures. Any holder of shares of Series E Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series E Preferred Stock at the office of the transfer agent for the Series E Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series E Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series E Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series E Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series E Preferred Stock a holder of Series E Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series E Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series E Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series E Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series E Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)           Adjustment of Conversion Price. The conversion price at which a share of Series E Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)           Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)           declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)           subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)           combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series E Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series E Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series E Preferred Stock shall be made whenever any events specified above shall occur.

 (ii)           Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series E Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)           Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series E Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)           such adjustments and readjustments,

(2)           the conversion price for the Series E Preferred Stock then in effect, and

(3)           the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series E Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

 (e)           Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series E Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series E Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series E Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series E Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series E Preferred Stock, the holders of such shares of Series E Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)           Prior Notice of Certain Events. In case:

(i)           the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)           the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)           of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series E Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.           Redemption.

(a)           Optional Redemption. The shares of Series E Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series E Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series E Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series E Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)           Redemption Procedure. With respect to any redemption of shares of Series E Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series E Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series E Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series E Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series E Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series E Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)           Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series E Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series E Preferred Stock.

(d)           On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series E Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series E Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series E Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

 (e)           Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series E Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series E Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series E Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series E Preferred Stock.

8.           Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series E Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series E Preferred Stock pro rata.

9.           Shares to Be Retired. All shares of Series E Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.           Voting Rights.

(a)           Subject to Section 10(b) below, the shares of Series E Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series E Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)           Notwithstanding the foregoing, so long as any shares of Series E Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series E Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

 (i)           Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series E Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series E Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series E Preferred Stock; or

(ii)           A share exchange that affects the Series E Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)           The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series E Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series E Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series E Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series E Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: March 14, 2005	By:	/s/ Gary H. Brooks
Gary H. Brooks
President

EXHIBIT E
STATEMENT OF DESIGNATION ESTABLISHING
SERIES F PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A.           The name of the corporation is Positron Corporation (the "Company").

B.           The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company as of July 16, 2005.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 600,000 shares of Preferred Stock, par value $1.00 per share, designated Series F Preferred Stock of the Company (the "Series F Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.            Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.           Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series F Preferred Stock" (the "Series F Preferred Stock") which shall consist of a maximum of 600,000 shares of such Series F Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.           Rank. All shares of the Series F Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series F Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock") and Series E Preferred Stock, par value $1.00 per share (the "Series E Preferred Stock") both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and Series E Preferred Stock being herein referred to as "Junior Stock"). The Series E Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

4.           Dividends.

(a)           The holders of shares of Series F Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.06 per annum (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on May 21st of each year commencing on May 21, 2006 (each of such dates being a "Series F Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series F Dividend Period") to the shareholders of record of Series F Preferred Stock on the respective date, not exceeding 15 days preceding such Series F Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series F Preferred Stock shall be made in cash; provided however, if the aggregate dividends payable on all outstanding series of preferred stock plus all interest and scheduled principal payable on Indebtedness for the Series F Dividend Period exceeds 50% of the Company's Operating Cash Flow for the twelve month period ending on December 31st of the prior year ("50% of cash flow"), at the Company's option, the dividends may be payable (i) in cash up to an aggregate amount equal to 50% of cash flow, and (ii) in fully paid and nonassessable shares of Common Stock for the balance of such dividend payment. For this purpose only the value of each share of Common Stock shall be the greater of (A) 60% of the market price of the Common Stock (calculated in accordance with Section 6(d)) and (B) $0.05 per share, and the issuance of such additional shares shall constitute full payment of such dividend. The amount determined under (A) and (B) is hereinafter referred to as the "Dividend Share Price." The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series F Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

 (b)           All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a)(ii) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series E Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series F Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)           Holders of Series F Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series F Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series F Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series F Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series F Preferred Stock as to such distributions other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series F Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series F Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series F Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series F Preferred Stock. All dividends paid or declared and set apart for payment on the Series F Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series F Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series E Preferred Stock and the Parity Dividend Stock bear to each other.

 (g)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series F Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series E Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)           Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.            Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock then Series C Preferred Stock then the Series D Preferred Stock and then the Series E Preferred Stock shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series F Preferred Stock shall be entitled to receive in immediately available funds the sum of $1.00 per share, plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series F Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series F Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series F Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

 (b)           Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series F Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series F Preferred Stock shall not be entitled to share therein.

(c)           For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.            Conversion.

(a)           Right of Conversion. After the initial issuance of the Series F Preferred Stock each share of Series F Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1.00 by the conversion price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series F Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.02 and shall be adjusted from time to time in accordance with the provisions of this Section 6.

(b)           Conversion Procedures. Any holder of shares of Series F Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series F Preferred Stock at the office of the transfer agent for the Series F Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series F Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 6(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series F Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series F Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series F Preferred Stock a holder of Series F Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series F Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series F Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series F Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series F Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series F Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c)           Adjustment of Conversion Price. The conversion price at which a share of Series F Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)           Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)           declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)           subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)           combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series F Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series F Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. Successive adjustments in the conversion price for the Series F Preferred Stock shall be made whenever any events specified above shall occur.

 (ii)           Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series F Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)           Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series F Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)           such adjustments and readjustments,

(2)           the conversion price for the Series F Preferred Stock then in effect, and

(3)           the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(d)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series F Preferred Stock. If more than one share of Series F Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series F Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

(e)           Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series F Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series F Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series F Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series F Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series F Preferred Stock, the holders of such shares of Series F Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(f)           Prior Notice of Certain Events. In case:

(i)           the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)           the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)           of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series F Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.           Redemption.

(a)           Optional Redemption. The shares of Series F Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $1.00 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series F Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series F Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series F Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)           Redemption Procedure. With respect to any redemption of shares of Series F Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series F Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series F Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series F Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series E Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series F Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)           Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series E Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series F Preferred Stock.

(d)           On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series F Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series F Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series F Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon $1.00 plus accumulated dividends.

 (e)           Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series F Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series F Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series F Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series F Preferred Stock.

8.           Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series F Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series F Preferred Stock pro rata.

9.           Shares to Be Retired. All shares of Series F Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.          Voting Rights.

(a)           Subject to Section 10(b) below, the shares of Series F Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series F Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)           Notwithstanding the foregoing, so long as any shares of Series F Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series F Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)           Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series F Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series F Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series F Preferred Stock; or

(ii)           A share exchange that affects the Series F Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)           The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series F Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series F Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series F Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series F Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: April 10, 2006	By:	/s/ Corey N. Conn
Corey N. Conn
Chief Financial Officer

EXHIBIT F
STATEMENT OF DESIGNATION ESTABLISHING
SERIES G PREFERRED STOCK OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A.            The name of the corporation is Positron Corporation (the "Company").

B.            The following resolution, establishing and designating a series of shares and determining and filing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company as of April 4, 2006.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 3,000,000 shares of Preferred Stock, par value $1.00 per share, designated Series G Preferred Stock of the Company (the "Series G Preferred Stock"); and the designation, amount and stated value of such series of Preferred Stock and the voting powers/preferences, and relative, participating, optional and other special rights of the shares of such Series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1.           Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified.

"Closing Price" of any Common Stock on any day shall mean the last reported sale price on such day in the case of The NASDAQ Stock Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, the closing sale price in the over-the-counter market on the day in question.

"Indebtedness" shall mean, (i) all obligations for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations upon which interest charges are customarily paid, (iv) all obligations under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by the Company, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees of Indebtedness of others, (viii) all capital lease obligations, (ix) all obligations, contingent or otherwise, in respect of letters of credit and letters of guaranty and (x) all obligations, contingent or otherwise, in respect of bankers' acceptances.

"Operating Cash Flow" shall mean the sum of net income, depreciation, change in accruals and change in accounts payable, minus change in accounts receivable, minus change in inventories.

"Original Issue Price" shall mean $5.00 per share of Series G Preferred Stock (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series G Preferred Stock).

"Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the closing price.

2.           Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series G Preferred Stock" (the "Series G Preferred Stock") which shall consist of a maximum of 3,000,000 shares of such Series G Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

3.           Rank. All shares of the Series G Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior to the Series G Preferred Stock, other than the Company's Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), Series C Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock"), Series E Preferred Stock, par value $1.00 per share (the "Series E Preferred Stock"), and Series F Preferred Stock, par value $1.00 per share (the "Series F Preferred Stock"), both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other capital stock, other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock being herein referred to as "Junior Stock"). The Series G Preferred Stock shall be junior both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock .

4.           Dividends.

(a)           The holders of shares of Series G Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.40 per annum on each outstanding share of Series G Preferred Stock (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series G Preferred Stock) (the "Annual Dividend Rate"). Such dividends shall cumulate from the date issued and be paid when, as and if declared, annually on November 1st of each year commencing on November 1, 2006 (each of such dates being a "Series G Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series G Dividend Period") to the shareholders of record of Series G Preferred Stock on the respective date, not exceeding 15 days preceding such Series G Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series G Preferred Stock shall be made in cash, fully paid and nonassessable shares of Common Stock, or a contribution thereof, at the Company's discretion. For purposes of determining the number of shares of Common Stock issuable in connection with a Series G Dividend Period, the value of each share of Common Stock shall be equal to the average closing price for such stock over the 30 day period preceding the Series G Dividend Payment Date, as quoted on The NASDAQ Stock Market and reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, as reported by such system (the "Dividend Share Price") The amount of dividends payable for the initial dividend period and any period shorter than 1 year Series G Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.

(b)           All dividends paid in shares of Common Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. Notwithstanding Section 4(a) above, in lieu of issuing fractional shares of Common Stock in connection with payment of a dividend for a Series G Dividend Period, any portion of such dividend which would otherwise result in distribution of a fractional share of Common Stock shall be paid in cash in an amount equal to the product of such fraction and the Dividend Share Price. All shares of Common Stock which may be issued as a dividend with respect to the Series G Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

(c)           Holders of Series G Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(d)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series G Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock, other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series G Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(e)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series G Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series G Preferred Stock as to such distributions other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series G Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(f)           No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series G Preferred Stock (any such class or series of the Company's capital stock being herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series G Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates on which dividends are paid on the Series G Preferred Stock. All dividends paid or declared and set apart for payment on the Series G Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series G Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series G Preferred Stock and the Parity Dividend Stock bear to each other.

(g)           No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series G Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or series of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series G Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity, Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that the restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely for Junior Stock.

(h)           Any reference to "distribution" contained in this Section 4 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

5.           Liquidation Preference.

(a)           In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Parity Liquidation Stock, the holders of Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and then Series F Preferred Stock (in that order) shall be paid all amounts that such holders are entitled with respect to the liquidation and dissolution of the Company. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payments or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Stock, the holders of the Series G Preferred Stock shall be entitled to receive in immediately available funds the sum of $5.00 per share (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series G Preferred Stock), plus all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series G Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series G Preferred Stock and any such other Parity Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series G Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b)           Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series G Preferred Stock, as provided in this Section 5, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series G Preferred Stock shall not be entitled to share therein.

(c)           For purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

6.           Conversion.

(a)           Optional Conversion. After the initial issuance of the Series G Preferred Stock each share of Series G Preferred Stock shall be convertible at the option of the holder thereof, at any time prior to the close of business on the fifth business day prior to the date fixed for redemption of such shares as herein provided, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series G Preferred Stock to be converted. For purposes of this resolution, the "Conversion Price" applicable per share of Common Stock shall initially be equal to $0.05 and shall be adjusted from time to time in accordance with the provisions of this Section 6. The number of shares of Common Stock into which each share of Series G Preferred Stock may be converted is hereinafter referred to as the "Conversion Rate."

(b)           Automatic Conversion. Each share of Series G Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Rate, upon such date where the Company's Common Stock has traded at a price of $0.20 (subject to appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and the like) or greater per share for 20 consecutive trading days, on the basis of closing prices of the Common Stock quoted on The NASDAQ Stock Market and reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, as reported by such system. As used herein, the term "trading day" shall mean a day on which national stock exchanges and The NASDAQ Stock Market are open for trading of securities.

(c)           Conversion Procedures. Any holder of shares of Series G Preferred Stock converting such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series G Preferred Stock at the office of the transfer agent for the Series G Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series G Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued; provided, that in the event of an automatic conversion pursuant to Section 6(b) hereof, the outstanding shares of Series G Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, further, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless either the certificates evidencing such shares of Series G Preferred Stock are delivered to the Company or its transfer agent as provided above, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement and provides, if requested by the Company, a bond satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

Subject to Section 6(d) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series G Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series G Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series G Preferred Stock a holder of Series G Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series G Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing share of Series G Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series G Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 6(e). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series G Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series G Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(d)           Adjustment of Conversion Price. The conversion price at which a share of Series G Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i)           Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(1)           declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(2)           subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(3)           combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series G Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series G Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. For example, (i) in the event the outstanding shares of Common Stock shall be subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price for the Series G Preferred Stock then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased, and (ii) in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price for the Series G Preferred Stock then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Successive adjustments in the conversion price for the Series G Preferred Stock shall be made whenever any events specified above shall occur.

(ii)           Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series G Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 6(d)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

(iii)           Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series G Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

(1)           such adjustments and readjustments,

(2)           the conversion price for the Series G Preferred Stock then in effect, and

(3)           the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

(e)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series G Preferred Stock. If more than one share of Series G Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series G Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on The NASDAQ Stock Market, shall be the closing price for such stock (or the average of the reported closing bid and asked prices, if no sales were reported that day) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal, or so long as the Common Stock is traded on the over-the-counter market, shall be the closing sale price as reported by such system at the close of business on the day of conversion (or the average of the reported closing bid and asked prices, if no sales were reported that day)).

(f)           Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series G Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series G Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series G Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series G Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series G Preferred Stock, the holders of such shares of Series G Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

(g)           Prior Notice of Certain Events. In case:

(i)           the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii)           the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights, or warrants; or

(iii)           of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(iv)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series G Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

7.           Redemption.

(a)           Optional Redemption. The shares of Series G Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to $5.00 (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series G Preferred Stock) plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared.

In the case of redemption of less than all of the then outstanding shares of Series G Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series G Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series G Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b)           Redemption Procedure. With respect to any redemption of shares of Series G Preferred Stock provided for in this Section 7, a notice of redemption of shares of Series G Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series G Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series G Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series G Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series G Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

(c)           Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series G Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series G Preferred Stock.

(d)           On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series G Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series G Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series G Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon the Redemption Price plus accumulated dividends.

(e)           Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series G Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series G Preferred Stock which were to be redeemed, then Section 8 shall apply and the certificates representing shares not redeemed pursuant to Section 8 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series G Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series G Preferred Stock.

8.           Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series G Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series G Preferred Stock pro rata.

9.           Shares to Be Retired. All shares of Series G Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

10.           Voting Rights.

(a)           Subject to Section 10(b) below, the shares of Series G Preferred Stock shall not entitle the holder thereof to voting rights. The shares of Common Stock issuable upon conversion of the Series G Preferred Stock shall entitle the holder thereof to all voting rights provided to the Common Stock generally as a class under the Company's articles of incorporation or by law.

(b)           Notwithstanding the foregoing, so long as any shares of Series G Preferred Stock are outstanding, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series G Preferred Stock (each such share being entitled to one vote), voting separately as a class, at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i)           Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers (as limited herein to those provided by Section 10(b)(i)-(iii)), rights or preferences of the holders of the Series G Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series G Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series G Preferred Stock; or

(ii)           A share exchange that affects the Series G Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

(iii)           The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series G Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series G Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series G Preferred Stock at the time outstanding in accordance with the terms hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series G Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: April 6, 2006	By:	/s/ Patrick G. Rooney
Patrick G. Rooney
Chairman of the Board